EXHIBIT 99.1

ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of March 15, 2006

Statements contained in this Contract Status of Offshore Rig Fleet report including information regarding the Company's estimated rig availability, contract duration or future day rates, customers or contract status are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability, future day rates, customers, contracts or rig utilization. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) renegotiation or adjustment of day rates (ii) timing of completion of work in progress, (iii) actual duration of wells, (iv) letter of intent or contract cancellations; (v) early contract termination, (vi) actual timing of contract term completion, (vii) finalization, modifications or termination of commitments made verbally or by letters of intent, (viii) new contracts or contract extensions, and (ix) the operational and other risks described from time to time in the Company's SEC filings. Copies of such filings may be obtained at no charge by contacting the Company's Investor Relations Department at 214-397-3045 or the investor relations section of the Company's website at http://www.enscous.com.

All information in this rig status release is as of date posted. The Company undertakes no duty to update the contents of this Contract Status of Offshore Rig Fleet report or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

North & South America Gulf of Mexico Jackups
ENSCO 60	Levingston 111-C	300	Newfield	Low 130's	Gulf of Mexico	Mar. 06	Next to LLOG to Jul. 06, mid 130's
ENSCO 68	MLT 116-CE	400	Tana	Mid 150's	Gulf of Mexico	Mar. 06	Next to ADTI/Ridgelake to early May 06, mid 150's, then to Seneca to late May 06, mid 160's
ENSCO 69	MLT 84-S	400	Shipyard		Gulf of Mexico	Mar. 06	Next to ConocoPhillips in Venezuela to Aug. 07, low 70's
ENSCO 74	MLT Super 116-C	400	Dominion	Low 110's	Gulf of Mexico	Apr. 06
ENSCO 75	MLT Super 116-C	400	ADTI/Apex	Mid 160's	Gulf of Mexico	Apr. 06
ENSCO 81	MLT 116-C	350	Hunt Petroleum	Low 150's	Gulf of Mexico	Apr. 06	Next to BP, well to well, market rate
ENSCO 82	MLT 116-C	300	Chevron	Low 100's	Gulf of Mexico	Aug. 06
ENSCO 83	MLT 82 SD-C	250	Gryphon	Low 120's	Gulf of Mexico	Jul. 06	Next to shipyard for approx. 40 days to Aug. 06
ENSCO 84	MLT 82 SD-C	250	Apache	Mid 110's	Gulf of Mexico	Apr. 06
ENSCO 86	MLT 82 SD-C	250	Shipyard		Gulf of Mexico	Apr. 06
ENSCO 87	MLT 116-C	350	Shipyard		Gulf of Mexico	Mar. 06	Next to Hunt Petroleum to Sep. 06, market rate
ENSCO 89	MLT 82 SD-C	250	Chevron	High 110's	Gulf of Mexico	Jun. 06
ENSCO 90	MLT 82 SD-C	250	Apache	Mid 110's	Gulf of Mexico	Apr. 06
ENSCO 93	MLT 82 SD-C	250	Hunt Oil	Mid 120's	Gulf of Mexico	Sep. 06
ENSCO 98	MLT 82 SD-C	250	Stone	Mid 70's	Gulf of Mexico	Aug. 06
ENSCO 99	MLT 82 SD-C	250	ExxonMobil	High 90's	Gulf of Mexico	Dec. 06	Well to well, market rate
ENSCO 105	KFELS MOD V-B	400	EPL/Nexen	Low 140's	Gulf of Mexico	Feb. 07	Next expect to mobilize to Tunisia for up to 24-month program, low $200's, plus options
Semisubmersibles
ENSCO 7500	Dynamically Positioned	8000	Chevron	Mid 180's	Gulf of Mexico	Feb. 08	Plus options
ENSCO 8500	Dynamically Positioned	8500	Under construction		Singapore	2Q 08	Contracted in Gulf of Mexico to Anadarko, Dominion, Kerr McGee to 2Q 12, low 250's plus operating cost escalation & lump sum payment of $20 million, plus options
ENSCO 8501	Dynamically Positioned	8500	Under construction		Singapore	1Q 09	Contracted in Gulf of Mexico to Nexen and Noble Energy to 4Q 12, low 330's plus operating cost escalation, plus options
Platform Rig
ENSCO 25	3000 HP API		Chevron	Mid 30's	Gulf of Mexico	Dec. 06	Well to well
Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.
1

ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of March 15, 2006

Statements contained in this Contract Status of Offshore Rig Fleet report including information regarding the Company's estimated rig availability, contract duration or future day rates, customers or contract status are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability, future day rates, customers, contracts or rig utilization. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) renegotiation or adjustment of day rates (ii) timing of completion of work in progress, (iii) actual duration of wells, (iv) letter of intent or contract cancellations; (v) early contract termination, (vi) actual timing of contract term completion, (vii) finalization, modifications or termination of commitments made verbally or by letters of intent, (viii) new contracts or contract extensions, and (ix) the operational and other risks described from time to time in the Company's SEC filings. Copies of such filings may be obtained at no charge by contacting the Company's Investor Relations Department at 214-397-3045 or the investor relations section of the Company's website at http://www.enscous.com.

All information in this rig status release is as of date posted. The Company undertakes no duty to update the contents of this Contract Status of Offshore Rig Fleet report or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

Europe & Africa
North Sea
ENSCO 70	Hitachi K1032N	250	ATP	Mid 70's	UK	Aug. 06	Changes to market rate in May 06, plus options
ENSCO 71	Hitachi K1032N	225	Maersk	High 70's	Denmark	Aug. 06	Plus options
ENSCO 72	Hitachi K1025N	225	Total	Low 160's*	Netherlands	Dec. 06	Market rate, plus option
ENSCO 80	MLT 116-CE	225	ConocoPhillips	Mid 160's	UK	May 06	Fixed rate for 06, plus options
ENSCO 85	MLT 116-C	225	Newfield	Mid 160's	UK	Apr. 06	Next to ExxonMobil to May 06, high 90's, then to Newfield to Dec. 07, mid 160's for 06 work, 07 rate to be negotiated, plus options
ENSCO 92	MLT 116-C	225	ConocoPhillips	Mid 160's	UK	Jul. 06	Fixed rate for 06, plus options, expect continuation to Jan. 07, next expect to work to May 08, mid 160's, plus options
ENSCO 101	KFELS MOD V-A	400	Tullow	Mid 160's	UK	Apr. 07	Rate increases Apr. 06 to mid 170's, plus options
ENSCO 102	KFELS MOD V-A	400	ConocoPhillips	Low 150's	UK	Apr. 07	Plus options
Africa
ENSCO 100	MLT 150-88-C	350	ExxonMobil	Mid 130's	Nigeria	Feb. 07	Plus option
Asia & Pacific Rim
Middle East/ India
ENSCO 50	F&G L-780 Mod II-C	300	British Gas	Mid 70's	India	Dec. 06	Rate increases Jun. 06 to high 90's, plus option
ENSCO 53	F&G L-780 Mod II-C	300	British Gas	High 90's	India	Dec. 06	Plus option
ENSCO 54	F&G L-780 Mod II-C	300	Ras Gas	Mid 50's	Qatar	Jul. 07	Plus options
ENSCO 76	MLT Super 116-C	350	Saudi Aramco	Low 100's	Saudi Arabia	Sep. 08	Plus options
ENSCO 88	MLT 82 SD-C	250	Ras Gas	Low 60's	Qatar	May 08	Plus options
ENSCO 94	Hitachi 250-C	250	Ras Gas	Mid 50's	Qatar	Jan. 08	Plus options
ENSCO 95	Hitachi 250-C	250	Saudi Aramco	Mid 70's	Saudi Arabia	Nov. 08	Plus options
ENSCO 96	Hitachi 250-C	250	Saudi Aramco	Low 80's	Saudi Arabia	Dec. 08	Plus option
ENSCO 97	MLT 82 SD-C	250	Saudi Aramco	Low 80's	Saudi Arabia	Oct. 07	Plus options

*Shown is a contract formula derived market-linked day rate based on market fixtures for work programs commencing in 2007. The Company is in discussion with customer to explore alternative methods of day rate calculation which more accurately reflect current market conditions rather than fixtures for work beyond 2006.
Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.
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ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of March 15, 2006

Statements contained in this Contract Status of Offshore Rig Fleet report including information regarding the Company's estimated rig availability, contract duration or future day rates, customers or contract status are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability, future day rates, customers, contracts or rig utilization. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) renegotiation or adjustment of day rates (ii) timing of completion of work in progress, (iii) actual duration of wells, (iv) letter of intent or contract cancellations; (v) early contract termination, (vi) actual timing of contract term completion, (vii) finalization, modifications or termination of commitments made verbally or by letters of intent, (viii) new contracts or contract extensions, and (ix) the operational and other risks described from time to time in the Company's SEC filings. Copies of such filings may be obtained at no charge by contacting the Company's Investor Relations Department at 214-397-3045 or the investor relations section of the Company's website at http://www.enscous.com.

All information in this rig status release is as of date posted. The Company undertakes no duty to update the contents of this Contract Status of Offshore Rig Fleet report or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

Southeast Asia/
Australia
ENSCO 51	F&G L-780 Mod II-C	300	Shell	Mid 60's	Brunei	Jan. 08	Rate adjusts every six months (next adj. Jul. 06)
ENSCO 52	F&G L-780 Mod II-C	300	Petronas Carigali	Mid 50's	Malaysia	Jun. 06	Expect to continue working to Nov. 07, rate would increase Jul. 06 to mid 70's, then increase Nov. 06 to low 110's, plus options
ENSCO 56	F&G L-780 Mod II-C	300	Shell	Low 80's	New Zealand	Mar. 07	Plus options, then expect to work approximately one month, mid 140's, plus options
ENSCO 57	F&G L-780 Mod II-C	300	Murphy	Low 90's	Malaysia	Dec. 06	Rate increases Aug. 06 to low 100's, plus options
ENSCO 67	MLT 116-CE	400	ROC Oil	High 90's	Australia	Jun. 06	Rate increases late Mar. 06 to low 100's and in late May 06 to mid 110's, next to Apache to Dec. 06, mid 90's, then to ConocoPhillips in Indonesia to Aug. 07, mid 140's, plus options
ENSCO 104	KFELS MOD V-B	400	Premier	Mid 80's	Indonesia	Apr. 06	Next to CTOC to Jan. 07, mid 90's, rate increases Dec. 06, low 130's, plus options
ENSCO 106	KFELS MOD V-B	400	Apache	Mid 180's	Australia	Mar. 07	Plus option
ENSCO 107	KFELS MOD V-B	400	Newfield	Low 100's	Malaysia	Mar. 06	Next to Pearl in Thailand to May 06, low 100's, then to KNOC in Vietnam to Sep. 06, low 100's, plus options, then to Origin in New Zealand to Aug. 07, mid 180's, plus options, then expect to work to Jul. 08, low 200's
ENSCO 108	KFELS MOD V-B	400	Under construction		Singapore	Apr. 07	Next expect to work in Indonesia to Apr. 08, mid 170's, rate increases Oct. 07 to low 180's, plus options

ENSCO I	Barge Rig		Total	Low 50's	Indonesia	Apr. 07

Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.
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